UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 14, 2005

Tripath Technology Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31081	77-0407364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2560 Orchard Parkway

San Jose, California 95131

(Address of principal executive offices, including zip code)

(408) 750-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Definitive Material Agreement

The information contained in Item 5.02 is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)

On February 16, 2005, Tripath Technology Inc. (the “Company”) issued a press release announcing the departure on February 15, 2005 of the Vice President of Finance and Chief Financial Officer, Clark Seniff. A copy of such press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

(c)

On February 16, 2005, the Company also issued a press release announcing that Jeffrey L. Garon, age 44, had been appointed the Company’s Vice President of Finance and Chief Financial Officer effective February 16, 2005. A copy of such press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

From November 2003 through February 2005, Mr. Garon was a private investor. From March 1998 through November 2003, Mr. Garon served as Chief Financial Officer, Vice President, Finance and Administration and Secretary of Silicon Storage Technology, Inc., a publicly traded company that designs, manufactures and markets flash memory components. From 1994 to 1998, Mr. Garon served as president and senior operating officer of the Garon Financial Group, Inc., a venture capital and venture consulting firm specializing in start-ups, turnarounds and restarts. From 1993 to 1994, he served as a vice president and chief financial officer of Monster Cable Products, Inc., a leading provider of audio cables and supplies to consumers and the consumer electronic retail channel. Prior to 1993, Mr. Garon held senior financial positions with Visual Edge Technology, Inc., a provider of large format digital imaging systems, Oracle Corporation, Ashton-Tate Corporation and Teledyne Microelectronics. Mr. Garon holds a B.S. in Business Administration Finance from California State University, Northridge and an M.B.A. from Loyola Marymount University.

Pursuant to the offer letter entered into between the Company and Mr. Garon dated February 14, 2005, Mr. Garon will receive an annual base salary of $175,000 and, subject to the approval of the Compensation Committee of the Company’s Board of Directors, an option to purchase 350,000 shares of the Company’s Common Stock at the then current fair market value, to be vested over a four-year period.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 16, 2005, entitled “Tripath Technology Appoints Jeffrey L. Garon Chief Financial Officer”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tripath Technology Inc.

By:	/s/ Adya S. Tripathi
Adya S. Tripathi President, Chief Executive Officer and Chairman of the Board

Date: February 18, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 16, 2005, entitled “Tripath Technology Appoints Jeffrey L. Garon Chief Financial Officer”